UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2025

FOCUS IMPACT BH3 ACQUISITION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-40868	86-2249068
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 33rd Floor New York, NY	10105
(Address of principal executive offices)	(Zip Code)

(212) 213-0243
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one warrant	BHACU	OTC Pink
Class A Common Stock, par value $0.0001 per share	BHAC	OTC Pink
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	BHACW	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 7, 2025, the Company held a special meeting of stockholders (the “Special Meeting”) to amend the Company’s amended and restated certificate of incorporation, as amended, to (i) extend the date by which the Company has to consummate a business combination (the “Termination Date”) from April 7, 2025 to May 7, 2025 (the “Charter Extension Date”) and to allow the Company, without the need for another stockholder vote, to elect to extend the Termination Date on a monthly basis for up to five times, by an additional one month each time, after the Charter Extension Date, by resolution of the Company’s board of directors if requested by Focus Impact BHAC Sponsor, LLC, a Delaware limited liability company, and upon five days’ advance notice prior to the applicable Termination Date (such amendment, the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”). The stockholders of the Company approved the Extension Amendment Proposal at the Special Meeting and on April 7, 2025, the Company filed the Extension Amendment with the Secretary of State of Delaware.

The foregoing description is qualified in its entirety by reference to the Extension Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 7, 2025, the Company held the Special Meeting to approve the Extension Amendment Proposal and a proposal to allow the adjournment of the Special Meeting to a later date or dates, if necessary, (1) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there were insufficient shares of Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”) and shares of Class B common stock, par value $0.0001 per share of the Company (the “Class B Common Stock” and together with the shares of Class A Common Stock, the “Common Stock”), in the capital of the Company represented (either in person or by proxy) at the time of the Special Meeting to approve the Extension Amendment Proposal or (2) where the board of the Company has determined that an adjournment is otherwise necessary (the “Adjournment Proposal”), each as more fully described in the definitive proxy statement filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 21, 2025. As there were sufficient votes to approve the Extension Amendment Proposal, and the board of directors of the Company did not determine that an adjournment was otherwise necessary, the Adjournment Proposal was not presented to stockholders.

Holders of 5,221,549 shares of Common Stock of the Company held of record as of March 12, 2025, the record date for the Special Meeting, were present in person or by proxy at the Special Meeting, representing approximately 75.45% of the voting power of the Company’s shares of Common Stock as of the record date for the Special Meeting, and constituting a quorum for the transaction of business.

The voting results for the proposals were as follows:

The Extension Amendment Proposal

FOR	AGAINST	ABSTAIN	BROKER-NON VOTES
5,221,548	1	0	-

Item 7.01	Regulation FD Disclosure.

In connection with the vote to approve the Extension Amendment Proposal and the vote that was held on February 27, 2025 to approve the business combination (the “Business Combination”) with XCF Global Capital, Inc., a Nevada corporation (“XCF”), the holders of an aggregate of 1,208,635 shares of Class A Common Stock exercised their right to redeem their shares for cash at a redemption price of approximately $10.83 per share, for an aggregate redemption amount of approximately $13,094,093.

After giving effect to the redemptions, the Company has 4,103,489 shares of Class A Common Stock, of which 3,489 shares of Class A Common Stock are held by public shareholders, and 1,608,333 shares of Class B Common Stock outstanding.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. These forward-looking statements, including, without limitation, Focus Impact’s and XCF’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, estimates and forecasts of other financial and performance metrics, projections of market opportunity and market share, the satisfaction of the closing conditions to the Business Combination and the timing of the consummation of the Business Combination, are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Focus Impact and its management, and XCF and its management, as the case may be, are inherently uncertain and subject to material change. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) changes in domestic and foreign business, market, financial, political, and legal conditions; (2) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any agreements with respect to the Business Combination or with regard to XCF’s offtake arrangements; (3) the outcome of any legal proceedings that may be instituted against Focus Impact, XCF, NewCo or others; (4) the inability of the parties to successfully or timely close the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect NewCo or the expected benefits of the Business Combination; (5) changes to the proposed structure of the proposed transactions that may be required or appropriate as a result of applicable laws or regulations; (6) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (7) the ability of XCF to integrate the operations of New Rise and implement its business plan on its anticipated timeline; (8) the risk that the proposed transactions disrupt current plans and operations of Focus Impact or XCF as a result of the announcement and consummation of the proposed transactions; (9) the ability to recognize the anticipated benefits of the proposed transactions, which may be affected by, among other things, competition, the ability of NewCo to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (10) costs related to the proposed transactions; (11) changes in applicable laws or regulations; (12) risks related to extensive regulation, compliance obligations and rigorous enforcement by federal, state, and non-U.S. governmental authorities; (13) the possibility that Focus Impact, XCF or NewCo may be adversely affected by other economic, business, and/or competitive factors; (14) the availability of tax credits and other federal, state or local government support; (15) risks relating to XCF’s and New Rise’s key intellectual property rights; and (16) various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the final prospectus relating to the initial public offering of Focus Impact, dated October 4, 2021, and other filings with the SEC from time to time, including the registration statement on Form S-4, as amended, initially filed with the SEC by NewCo on July 31, 2024. If any of the risks actually occur, either alone or in combination with other events or circumstances, or Focus Impact’s or XCF’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Focus Impact or XCF does not presently know or that it currently believes are not material that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Focus Impact’s or XCF’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. These forward-looking statements should not be relied upon as representing Focus Impact’s or XCF’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements. While Focus Impact or XCF may elect to update these forward-looking statements at some point in the future, Focus Impact and XCF specifically disclaim any obligation to do so.

No Offer or Solicitation

This Current Report on Form 8-K relates to the Special Meeting and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom, and otherwise in accordance with applicable law.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Amendment to Amended and Restated Certificate of Incorporation (Extension Amendment).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 11, 2025

FOCUS IMPACT BH3 ACQUISITION COMPANY

By:	/s/ Carl Stanton
Name:	Carl Stanton
Title:	Chief Executive Officer